EATON VANCE INCOME FUND OF BOSTON
                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2002


1. THE SECOND FULL PARAGRAPH IN THE SECTION ENTITLED "FRONT END SALES CHARGES" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more.
Purchases totaling $1 million or more will generally be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid. The principal underwriter may also pay commissions of up to 1.00% on sales of Fund shares made at net asset value to certain tax-deferred retirement plans.

For share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay a fee monthly in arrears to investment dealers based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first twelve months after the investment is made.

Fund shares purchased at net asset value in amounts of $1 million but less than $5 million are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Fund shares of a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed within the first three months after the settlement of the purchase.


March 1, 2002                                                               IBPS